Financial instruments and financial risk management	12 Months Ended
Jul. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Financial instruments and financial risk management	Financial instruments and financial risk management
Financial instruments by measurement basis
The carrying value of financial instruments by category as defined by IFRS 9 “Financial Instruments” is as follows:

	2021	2020(2)
	$m	$m
Financial assets
Financial assets at fair value through profit and loss	353	307
Financial assets at fair value through other comprehensive income	18	12
Financial assets at amortized cost	3,372	3,114

Financial liabilities
Financial liabilities at fair value through profit and loss	328	265
Financial liabilities at amortized cost	7,026	7,474
Financial instruments in the category “fair value through profit and loss” and “fair value through other comprehensive income” are measured in the balance sheet at fair value. Fair value measurements can be classified in the following hierarchy:
•Quoted prices (unadjusted) in active markets for identical assets or liabilities (level 1).
•Inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly or indirectly (level 2).
•Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs) (level 3).
The Group’s derivatives relate principally to interest rate swaps to manage its exposure to interest rate movements on its borrowings. They are measured at fair value through profit and loss using forward interest curves which are level 2 inputs. The current element of derivative financial assets is $5 million (2020: $11 million) and the non-current element is $16 million (2020: $28 million). Total net derivative financial instruments is an asset of $21 million (2020: $39 million). No transfers between levels occurred during the current or prior year.
The Group’s executive deferred compensation plan comprises a financial asset of $332 million (2020: $268 million) which is measured at fair value through profit and loss using level 1 inputs and a financial liability of $328 million (2020: $265 million) which is measured at fair value through profit and loss using level 2 inputs. The fair value of the liability is calculated with reference to the fair value of the associated asset. The financial asset is all classified as non-current. The current element of the financial liability is $31 million (2020: $13 million) and the non-current element is $297 million (2020: $252 million). No transfers between levels occurred during the current or prior year.
The Group has made the irrevocable election to designate its investments in equity instruments as financial assets at fair value through other comprehensive income as this presentation is more representative of the nature of the Group’s investments. The fair value of the investments in the current year are measured using market derived valuation methods which utilize level 3 unobservable inputs compared to the prior year which utilized level 2 inputs. The investments are classified as non-current financial assets in the balance sheet. No dividends were received from these investments in the current and prior year.
The Group’s other financial instruments are measured at amortized cost. Other receivables include an amount of $64 million (2020: $71 million) which has been discounted at a rate of 1.8 percent (2020: 1.0 percent) due to the long term nature of the receivable. Other current assets and liabilities are either of short maturity or bear floating rate interest and their fair values approximate to book values. The only non-current financial assets or liabilities for which fair value does not approximate to book value are the Private Placement Notes, which had a book value of $1,178 million (2020: $1,568 million) and a fair value (level 2) of $1,273 million (2020: $1,671 million), and the 144A Bonds which had a book value of $1,350 million (2020: $1,350 million) and a fair value (level 1) of $1,538 million (2020: $1,488 million).
Disclosure of offsetting arrangements
The financial instruments which have been offset in the financial statements are disclosed below:

At July 31, 2021	Notes	Gross balances(1)	Offset amounts(2)	Financial statements(3)	Cash pooling amounts(4)	Net total(5)
		$m	$m	$m	$m	$m
Financial assets
Non-current assets
Derivative financial assets		16	—	16	—	16
Current assets
Derivative financial assets		5	—	5	—	5
Cash and cash equivalents	17	1,335	—	1,335	(36)	1,299
		1,356	—	1,356	(36)	1,320
Financial liabilities
Current liabilities
Borrowings	19	183	—	183	(36)	147
Non-current liabilities
Borrowings	19	2,528	—	2,528	—	2,528
		2,711	—	2,711	(36)	2,675
Total excluding lease liabilities	27	(1,355)	—	(1,355)	—	(1,355)

At July 31, 2020	Notes	Gross balances(1)	Offset amounts(2)	Financial statements(3)	Cash pooling amounts(4)	Net total(5)
		$m	$m	$m	$m	$m
Financial assets
Non-current assets
Derivative financial assets		28	—	28	—	28
Current assets
Derivative financial assets		19	(8)	11	—	11
Cash and cash equivalents	17	2,115	—	2,115	(248)	1,867
		2,162	(8)	2,154	(248)	1,906

At July 31, 2020	Notes	Gross balances(1)	Offset amounts(2)	Financial statements(3)	Cash pooling amounts(4)	Net total(5)
		$m	$m	$m	$m	$m
Financial liabilities
Current liabilities
Derivative financial liabilities		8	(8)	—	—	—
Borrowings	19	531	—	531	(248)	283
Non-current liabilities
Borrowings	19	2,635	—	2,635	—	2,635
		3,174	(8)	3,166	(248)	2,918
Total excluding lease liabilities	27	(1,012)	—	(1,012)	—	(1,012)

(1)The gross amounts of the recognized financial assets and liabilities under a master netting agreement, or similar arrangement.
(2)The amounts offset in accordance with the criteria in IAS 32.
(3)The net amounts presented in the Group balance sheet.
(4)The amounts subject to a master netting agreement, or similar arrangement, not included in (3).
(5)The net amount after deducting the amounts in (4) from the amounts in (3).
Risk management policies
The Group is exposed to market risks arising from its international operations and the financial instruments which fund them. The main risks arising from the Group’s financial instruments are foreign currency risk, interest rate risk and liquidity risk. The Group has well-defined policies for the management of these risks which have been consistently applied during the financial years ended July 31, 2021 and July 31, 2020. By the nature of its business, the Group also has trade credit and commodity price exposures, the management of which is delegated to the operating businesses. There has been no change since the previous year in the major financial risks faced by the Group.
Policies for managing each of these risks are regularly reviewed and are summarized below. When the Group enters into derivative transactions (principally interest rate swaps and foreign exchange contracts), the purpose of such transactions is to hedge certain interest rate and currency risks arising from the Group’s operations and its sources of finance. It is, and has been throughout the period under review, the Group’s policy that no trading in financial instruments or speculative transactions be undertaken.
Capital structure and risk management
The capital structure of the Group consists of derivative financial assets/(liabilities), cash and cash equivalents, borrowings, and equity of the Group (comprising share capital, share premium and reserves). To assess the appropriateness of its capital structure based on current and forecast trading, the Group’s principal measure of financial gearing is the ratio of net debt to adjusted EBITDA. The Group aims to operate with investment grade credit metrics and keep this ratio within one to two times. Of the Group’s borrowing facilities, only the U.S. Private Placement debt contains a financial covenant limiting the ratio of net debt to adjusted EBITDA to 3.5:1. All other borrowing facilities and 144A Bond debt do not contain financial covenants.
The Group’s sources of funding currently comprise cash flows generated from operations, equity contributed by shareholders and borrowings from banks and other financial institutions. In order to maintain or adjust the capital structure, the Group may pay a special dividend, return capital to shareholders, repurchase its own shares, issue new shares or sell assets to reduce debt.
Credit risk
The Group provides sales on credit terms to most of its customers. There is an associated risk that customers may not be able to pay outstanding balances. At July 31, 2021, the maximum exposure to credit risk was $2,786 million (2020: $2,568 million).
Each of the Group’s businesses have established procedures in place to review and collect outstanding receivables. Significant outstanding and overdue balances are regularly reviewed and resulting actions are put in place on a timely basis. All of the major businesses use professional and dedicated credit teams, in some cases field-based. Appropriate provisions are made for debts that may be impaired on a timely basis. Concentration of credit risk in trade receivables is limited as the Group’s customer base is large and unrelated. Accordingly, the Group considers that there is no further credit risk provision required above the current provision for expected credit losses. The aging of trade receivables is detailed in note 16.
The Group has cash balances deposited for short periods with financial institutions and enters into certain contracts (such as interest rate swaps) which entitle the Group to receive future cash flows from financial institutions. These transactions give rise to credit risk on amounts due from counterparties with a maximum exposure of $1,163 million (2020: $1,873 million). This risk is managed by setting credit and settlement limits for a panel of approved counterparties. The limits are approved by the Treasury Committee and ratings are monitored regularly.
Liquidity risk
The Group maintains a policy of ensuring sufficient borrowing headroom to finance all investment and capital expenditure included in its strategic plan, with an additional contingent safety margin.
The group has estimated its anticipated contractual cash outflows (excluding interest income and income from derivatives), including interest payable in respect of its borrowings (excluding bank overdrafts) and lease liabilities, on an undiscounted basis. The principal assumptions are that floating rate interest is calculated using the prevailing interest rate at the balance sheet date and cash flows in foreign currency are translated using spot rates at the balance sheet date. These cash flows can be analyzed by maturity as follows:

	2021				2020
	Trade and other payables	Debt including lease liabilities	Interest on debt including lease liabilities	Total	Trade and other payables	Debt including lease liabilities	Interest on debt including lease liabilities	Total
	$m	$m	$m	$m	$m	$m	$m	$m
Due in less than one year	3,188	263	130	3,581	2,889	561	148	3,598
Due in one to two years	31	507	116	654	34	291	131	456
Due in two to three years	25	257	103	385	20	507	117	644
Due in three to four years	18	295	93	406	15	345	103	463
Due in four to five years	19	491	79	589	14	286	92	392
Due in over five years	244	1,782	207	2,233	211	2,245	285	2,741
Total	3,525	3,595	728	7,848	3,183	4,235	876	8,294
The Group relies on continued access to funding in order to meet its operating obligations, to support the growth of the business and to make acquisitions when opportunities arise. Its sources of funding include cash flows generated by operations and borrowings from banks and other financial institutions. The Group holds a $1,100 million (2020: $1,100 million) revolving credit facility that matures in March 2026, a $500 million bilateral facility that matures in March 2022 (2020: $500 million), and a $600 million (2020: $600 million) securitization facility that matures in May 2024. This facility is secured against the assets of Ferguson Receivables, LLC, a wholly owned subsidiary of Ferguson Enterprises, LLC. The assets of Ferguson Receivables, LLC can only be used to settle the obligations of Ferguson Receivables, LLC and creditors of Ferguson Receivables, LLC have no recourse to the general credit of Ferguson plc or that of other Group subsidiaries. All facilities were undrawn at July 31, 2021 and July 31, 2020.
The maturity profile of the Group’s undrawn facilities is as follows:

	2021	2020
	$m	$m
Less than one year	500	500
Between one and two years	—	600
Between two and three years	600	—
Between three and four years	—	—
Between four and five years	1,100	1,100
After five years	—	—
Total	2,200	2,200
At July 31, 2021, the Group has total available facilities, excluding bank overdrafts, of $4,728 million (2020: $5,118 million), of which $2,528 million is drawn (note 19) and $2,200 million is undrawn (2020: $2,918 million and $2,200 million, respectively). The Group does not have any debt factoring or supply chain financing arrangements.
Foreign currency risk
The Group has significant overseas businesses whose revenues are mainly denominated in the currencies of the countries in which the operations are located. Approximately 94 percent (2020: 95 percent and 2019: 93 percent) of the Group’s revenue is in U.S. dollars. Within each country it operates, the Group does not have significant transactional foreign currency cash flow exposures. However, those that do arise may be hedged with either forward contracts or currency options. The Group does not normally hedge profit translation exposure since such hedges have only a temporary effect.
The Group’s policy is to adjust the currencies in which its derivative financial assets/(liabilities), cash and cash equivalents and borrowings, are denominated materially to match the currencies in which its trading profit is generated. The net effect of currency translation was to increase revenue by $60 million (2020: decrease by $25 million) and the net effect on trading profit was $nil (2020: $nil). These currency effects primarily reflect a movement of the average U.S. dollar exchange rate against Canadian dollars.
Derivative financial assets/(liabilities), cash and cash equivalents and borrowings by currency were as follows:

	At July 31, 2021			At July 31, 2020
	Derivatives	Cash and borrowings	Total	Derivatives	Cash and borrowings	Total
	$m	$m	$m	$m	$m	$m
U.S. dollars	23	(1,640)	(1,617)	39	(1,186)	(1,147)
Pounds sterling	(1)	90	89	—	(38)	(38)
Other currencies	(1)	174	173	—	173	173
Total	21	(1,376)	(1,355)	39	(1,051)	(1,012)
Net investment hedging
Exchange differences arising from the translation of the net investment in foreign operations are recognized in the statement of comprehensive income and accumulated in the translation reserve. Gains and losses on those hedging instruments designated as hedges of the net investments in foreign operations are recognized in equity in the statement of comprehensive income and accumulated in the translation reserve to the extent that the hedging relationship is effective.
The Group has net financial liabilities denominated in foreign currencies which have been designated as hedges of the net investment in its overseas subsidiaries. The principal value of those financial liabilities designated as hedges at the balance sheet date was $187 million (2020: $368 million and 2019: $327 million). The loss on translation of those financial instruments into U.S. dollars of $31 million (2020: $31 million and 2019: $36 million gain) has been taken to the statement of comprehensive income. There was no hedge ineffectiveness in the year.
Interest rate risk
At July 31, 2021, 85 percent (2020: 83 percent) of borrowings (excluding bank overdrafts) were at fixed rates. The Group borrows in the desired currencies principally at rates determined by reference to short term benchmark rates applicable to the relevant currency or market, such as LIBOR. Rates which reset at least every 12 months are regarded as floating rates and the Group then, if appropriate, considers interest rate swaps to generate the desired interest rate profile.
The Group reviews deposits and borrowings by currency at Treasury Committee and Board meetings. The Treasury Committee gives prior approval to any variations from floating rate arrangements.
The interest rate profile of the Group’s derivative financial assets/(liabilities), cash and cash equivalents and borrowings, including the effect of interest rate swaps is set out below:

	2021			2020
	Floating	Fixed	Total	Floating	Fixed	Total
	$m	$m	$m	$m	$m	$m
U.S. dollars	533	(2,150)	(1,617)	1,284	(2,431)	(1,147)
Pounds sterling	89	—	89	(38)	—	(38)
Other currencies	173	—	173	173	—	173
Total	795	(2,150)	(1,355)	1,419	(2,431)	(1,012)
The Group’s weighted average cost of debt is 4.5 percent. The Group holds issued fixed rate borrowings at July 31, 2021 of $2,505 million comprising 144A Bonds of $1,350 million and Private Placement Notes of $1,155 million (2020: $2,786 million, $1,350 million and $1,436 million respectively) and these carried a weighted average interest rate of 3.8 percent fixed for a weighted average duration of 6.6 years (2020: 3.7 percent for 7.0 years). The Group holds interest rate swap contracts comprising fixed interest receivable on $355 million of notional principal. These are designated as a fair value hedge against $355 million of Private Placement Notes swapping fixed interest for floating. These contracts expire between November 2023 and November 2026 and the fixed interest rates range between 3.3 percent and 3.5 percent. At July 31, 2021, there were $nil floating rate borrowings, excluding overdrafts. At July 31, 2020, floating rate borrowings, excluding overdrafts, had a weighted average interest rate of 1.7 percent.
Monitoring interest rate and foreign currency risk
The Group monitors its interest rate and foreign currency risk by reviewing the effect on financial instruments over various periods of a range of possible changes in interest rates and exchange rates. The financial impact for reasonable approximation of possible changes in interest rates and exchange rates are as follows. The Group has estimated that an increase of one percent in the principal floating interest rates to which it is exposed would result in a credit to the income statement of $8 million (2020: $14 million). The Group has estimated that a weakening of the U.S. dollar by 10 percent against financial instruments denominated in a foreign currency in which the Group does business would result in a charge to the translation reserve of $7 million (2020: $52 million). The Group does not consider that there is a useful way of quantifying the Group’s exposure to any of the macroeconomic variables that might affect the collectability of receivables or the prices of commodities.